UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
 the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  January 9, 2017
Xplore Technologies Corp.
 (Exact name of registrant as specified in its charter)
Delaware	000-52697	26-0563295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8601 RR 2222, Building II
Austin, Texas  78730
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code:
(512) 336-7797
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 9, 2017, the Board of Directors of the Company appointed Donald F. Neville as a director of the Company, to fill an existing vacancy.  Mr. Neville qualifies as an independent director, as defined under The NASDAQ Stock Market Rules, and will initially serve on the Audit Committee and the Nomination and Corporate Governance Committee of the Board of Directors of the Company.  The Board of Directors has determined that Mr. Neville meets the criteria of an “audit committee financial expert” as that term is defined in the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended.  Mr. Neville’s background and experience includes having been a CPA with Deloitte and over 25 years of broad management and military experience, including financial reporting, internal controls, strategic planning, capital markets activities, mergers and acquisitions and public and private securities offerings.

Since June 2014, Mr. Neville has served as Chief Executive Officer and Chairman of the Board of Terra-HydroChem, Inc., which is developing products to recycle hazardous waste streams.  Prior to joining Terra-HydroChem, Mr. Neville served as General Manager of Assurant Field Asset Services, a leading field service provider for the default servicing and single-family investment industries, and as Chief Financial Officer of its predecessor, Field Asset Services, from March 2012 through June 2014.  Prior to joining Field Asset Services, Mr. Neville served as Chief Financial Officer of Reddwerks Corporation, from May 2010 through March 2012, and Argyle Security, Inc. (OTCBB: ARGL), from July 2007 through January 2010.  Mr. Neville’s qualifications to serve on the Company’s Board of Directors include his extensive executive management and financial experience.  Mr. Neville’s selection as a director was not pursuant to any arrangement or understanding between Mr. Neville and any other persons.  The Company has not been a party to any transaction, and is not a party to any currently proposed transaction, in which the Mr. Neville had or will have a direct or indirect material interest.

Section 7— Regulation FD

Item 7.01 Regulation FD Disclosure

On January 9, 2017, the Company issued a press release announcing the appointment of Mr. Neville to the Company’s Board of Directors.  A copy of the press release is furnished as Exhibit 99.2 to this Current Report on Form 8-K and incorporated by reference herein.  In accordance with General Instruction B.2 of Form 8-K, Exhibit 99.2 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits
Exhibit No.	Description
99.1	Press Release dated January 12, 2017.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xplore Technologies Corp.

By:               /s/Tom Wilkinson
Name: Tom Wilkinson
Title:   Chief Financial Officer

Dated: January 12, 2017